EXHIBIT 10.4

                        BLUE SKY LOCK-UP ESCROW AGREEMENT


         AGREEMENT made this ____ day of February, 1997, by and among The St. Lawrence Seaway Corporation ("St. Lawrence"), Paragon Acquisition Company, Inc. ("Paragon") and Continental Stock Transfer & Trust Company, with offices at 2 Broadway, New York, NY 10004 (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, Paragon, a company in which St. Lawrence owns 514,191 shares, has filed a registration statement with the Securities and Exchange Commission (the "Commission") registering the distribution (the "Distribution") of one share of Paragon, $.01 par value Common Stock (the "Shares") and one right to subscribe for two (2) additional Shares of Paragon (the "Subscription Rights") to St. Lawrence stockholders for each share of St. Lawrence stock owned on _____, 1997; and

         WHEREAS, the Distribution is being conducted in accordance with Rule 419 promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and

         WHEREAS, the securities division of the States listed on Annex A hereto, as amended (collectively, the "States" and individually, a "State") will not presently approve the registration or an exemption from registration for the Distribution to St. Lawrence stockholders located within the States; and

         WHEREAS, St. Lawrence agrees to hold the Shares and Subscription Rights (the "LockUp Securities") to which such stockholders would have been entitled in a separate account maintained by the Escrow Agent in accordance with the terms and conditions of Rule 419, and upon the terms and conditions set forth herein; and

         WHEREAS, Paragon agrees to undertake reasonable efforts to obtain an exemption from registration of the distribution of the Lock-Up Securities to St. Lawrence stockholders within the States; and

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Establishment of Escrow Account. The parties hereto shall establish an escrow account at the office of the Escrow Agent (the "Escrow Account"). On or before the date of the initial deposit of Securities into the Escrow Account pursuant to this Agreement, the Issuer shall notify the Escrow Agent in writing of the effective date of the Registration Statement (the "Effective Date") and the Escrow Agent shall not be required to accept any Lock-Up Securities for deposit in the Escrow Account prior to its receipt of such notification.








         2. Deposit of Lock-Up Securities into Escrow Account. All Lock-Up Securities issued to St. Lawrence, including any securities issued with respect to stock splits, stock dividends or similar rights, shall be deposited directly into the Escrow Account promptly upon issuance, together with the name, address and number of St. Lawrence shares owned by the St. Lawrence stockholder who would have received the Lock-Up Securities if the Distribution had been approved (the "St. Lawrence Stockholder"). The Lock-Up Securities held in the Escrow Account are to remain as issued and deposited. Neither St. Lawrence nor the St. Lawrence Stockholders shall have any voting or dispositive power with respect to the Lock-Up Securities while held in the Escrow Account. St. Lawrence shall not exercise any Subscription Rights that are held in the Escrow Account, and such Subscription Rights shall expire while held therein.

         3. Legend. While held in the Escrow Account, the Lock-Up Securities shall contain the following legend:

         "The interest in the securities represented by this certificate is subject to restrictions contained in a certain Blue Sky Lock-Up Escrow Agreement and cannot be transferred or otherwise disposed of without an opinion of counsel satisfactory to Paragon's transfer agent that the conditions contained therein and all applicable federal and state securities laws, including Rule 419 of the Securities Act of 1933, have been satisfied."

         6.  Disbursement of Securities from the Escrow Account.

         The  Lock-Up   Securities   may  be  delivered  to  the  St.   Lawrence
Stockholders only at the same time as or after:

                  (a) the Escrow Agent has received a signed representation from Paragon, together with an opinion of counsel that the requirements of Rule 419 have been satisfied, and

                  (b) Paragon has registered or obtained an exemption from registration for the Distribution of the Lock-Up Securities to St. Lawrence Stockholders.

         If a consummated acquisition meeting the requirements of Rule 419 has not occurred within 18 months from the date the Shares are deposited into the Escrow Account, then the LockUp Securities shall be returned to Paragon and this Escrow Agreement shall be terminated.

         Paragon hereby agrees that in the event a consummated acquisition meeting the requirements of Rule 419 has occurred, but, at such time, Paragon has not been successful in registering or obtaining an exemption from registration for the distribution of the Lock-Up Securities, then (i) Paragon shall continue reasonable efforts to obtain a registration or exemption from registration for the Distribution of the Lock-Up Securities to the St. Lawrence Stockholders until registration or an exemption is available; and (ii) the Escrow Agent shall hold the Lock-Up Securities in the Escrow Account until Paragon has obtained such registration or exemption.




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         Upon  written  notification  from St.  Lawrence  and  Paragon  that the requirements of Rule 419 have been satisfied and registration or an exemption has been obtained for the Distribution of the Lock-Up Securities to St. Lawrence Stockholders within a State(s), the Escrow Agent shall prepare and replace the Lock-Up Securities held by St. Lawrence with Paragon securities recorded in the Stockholder's name and those securities shall be released from the Escrow Account and delivered to the St. Lawrence Stockholders located within such State(s).

         Dividends earned on the Lock-Up Securities, if any, shall be held in the Escrow Account until the Lock-Up Securities are released in accordance with the provisions of this Paragraph 6. Once the Lock-Up Securities are released from the Escrow Account, the St. Lawrence Stockholders shall receive any dividends earned on the Lock-Up Securities up to the date of release.

         7. Rights, Duties and Responsibilities of Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

         (a) The Escrow Agent shall not be responsible for the performance by St. Lawrence or Paragon of its obligations under this Agreement.

         (b) The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document. The Escrow Agent must, however, determine for itself whether the conditions permitting the release of the Lock-Up Securities in the Escrow Account have been met.

         (c) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Account, the Lock-Up Securities which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent, at its sole option, may deposit the Lock-Up Securities with the registry of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Escrow Agent of the Lock-Up Securities with the registry of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

         (d) The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.



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         (e) The  Escrow  Agent  shall  have no  responsibility  at any  time to ascertain whether or not any security interest exists in the Lock-Up Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Lock-Up Securities or any part thereof.

         (f) The Escrow Agent may resign hereunder: (i)(A) at any time with the unanimous consent of St. Lawrence and Paragon and upon the appointment of a substitute escrow agent by St. Lawrence or Paragon, or (B) upon thirty (30) days' written notice to St. Lawrence and Paragon, or (ii) upon petitioning of a court of competent jurisdiction seeking the appointment by such court of a substitute escrow agent and the acceptance by the substitute escrow agent of such appointment;

         (g) Should any conflict or controversy arise between or among St. Lawrence and/or Paragon and the Escrow Agent with respect to (i) this Agreement, or (ii) the Lock-Up Securities held hereunder, and a substitute escrow agent is not appointed pursuant to clause (g) above within 30 days of written request to resign from the Escrow Agent, the Escrow Agent shall have the right to institute a Bill of Interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. Should a Bill of Interpleader be instituted in any manner whatsoever on account of this Agreement, the non-prevailing party shall pay the Escrow Agent its reasonable attorneys' fees and any other disbursements, expenses, losses, costs or damages in connection with or resulting from such litigation; and

         (h) St. Lawrence and Paragon, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from all claims, losses, costs, damages, and expenses including, reasonable attorneys' fees that are incurred by the Escrow Agent arising from acts or omissions of the Escrow Agent in performance of or pursuant to this Agreement; provided, however, the Escrow Agent shall not be entitled to indemnification for gross negligence or willful misconduct.

         8. Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns.

         9. Notices. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Post Office, and addressed:

         If to the Escrow Agent:

         Continental Stock Transfer & Trust Company
         2 Broadway, 19th Floor
         New York, NY 10004
         Attn: Compliance Department.




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         If to St. Lawrence:

         320 N. Meridian St, Suite 818
         Indianapolis, Indiana 46206
         Attn: Jack Brown

         If to Paragon:

         Paragon Acquisition Company, Inc.
         277 Park Avenue
         New York, New York 10172
         Attn: Mitchell A. Kuflik, President

         10. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         11. Captions. All captions are for convenience only and shall not limit or define the term thereof.

         12. Execution in Several Counterparts. This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties herein.



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         IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the day and year first above written.

                                     PARAGON ACQUISITION COMPANY, INC.:



                                     By:
                                        -------------------------
                                     Name:
                                          -----------------------
                                     Title:
                                           ----------------------

                                     THE ST. LAWRENCE SEAWAY
                                     CORPORATION



                                     By:
                                        -------------------------
                                     Name:
                                          -----------------------
                                     Title:
                                           ----------------------

                                     CONTINENTAL STOCK TRANSFER &
                                     TRUST CO.:



                                     By:
                                        -------------------------
                                     Name:
                                          -----------------------
                                     Title:
                                           ----------------------




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